UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Church & Dwight Co., Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHURCH & DWIGHT CO., INC.	Stockholder Meeting to be held on April 30, 2009

** IMPORTANT NOTICE **	Proxy Materials Available

Regarding the Availability of Proxy Materials	• Notice and Proxy Statement

• Annual Report
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
PROXY MATERIALS - VIEW OR RECEIVE
You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
469 NORTH HARRISON STREET PRINCETON, NJ 08543	To facilitate timely delivery please make the request as instructed below on or before April 16, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit:
www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
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*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type: Meeting Date: Meeting Time: For holders as of:	Annual Meeting April 30, 2009 11:00 AM LOCAL March 6, 2009	Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Meeting Location:
Hyatt Regency Princeton
102 Carnegie Center
Route 1 North Princeton, New Jersey 08540 Meeting Directions: For meeting directions, please visit: www.princeton.hyatt.com

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 29, 2009. Have your notice in hand when you access the web site and follow the instructions.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR ITEM 2.

1.	Election of Directors

Nominees:

01)	T. Rosie Albright
02)	Ravichandra K. Saligram
03)	Robert K. Shearer

2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to audit the Church & Dwight Co., Inc. 2009 consolidated financial statements.

3.	On other matters which may properly be brought before the meeting and any adjournments or postponements thereof.